UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  April 30, 2013

Date of reporting period:  April 30, 2013

Item 1. Reports to Stockholders.

Kellner Merger Fund

Annual Report
April 30, 2013

KELLNER MERGER FUND

April 30, 2013

Dear Fellow Shareholders:

For your review, following is a comparison of the Kellner Merger Fund’s (the “Fund”) performance versus relevant benchmarks.

Total Returns as of 4/30/13

	3-Month	YTD	Since Inception*
GAKIX – Class A (without sales load)	0.59%	0.88%	2.90%
GAKNX – Institutional Class	0.78%	1.08%	3.20%
BofA Merrill Lynch 3-Month
Treasury Bill Index	0.03%	0.03%	0.10%
HFRX ED: Merger Arbitrage Index	1.36%	1.64%	1.59%

* The Kellner Merger Fund began trading 6/29/12

Performance Summary

After 30-plus years in the arbitrage business as a hedge fund, our Firm successfully launched its first 1940-Act fund: the Kellner Merger Fund (the “Fund”). For the Fund’s first 10 months of operations ended 4/30/13, its performance was on pace to achieve our target for merger arbitrage strategies. The Kellner Merger Fund was up 2.90% and 3.20% for the Class A and Institutional Class, respectively, during that time period.

Performance for the period was principally driven by 3 deals, the first being Chicago Bridge & Iron Company’s (“CBI”) $3.2 billion stock and cash deal for engineering and construction firm Shaw Group (“SHAW”).  When the deal was announced in late July, the deal spread remained wide due to a combination of unusual conditions in the merger agreement.  SHAW was required to complete the sale of its energy and chemicals segment to Technip.  Once that was finished, it needed to exercise its put option to sell its stake in Toshiba Nuclear Energy to Toshiba Corp.  In addition, SHAW needed to show a minimum cash balance of $800 million at closing and be generating minimum earnings before interest, taxes, depreciation and amortization (EBITDA) of $200 million.  Also, contributing to the wider spread were concerns expressed by CBI shareholders about the deal as they thought the acquisition of SHAW was “of strategy” for the company. Individually these conditions would most likely not have significantly impacted the deal spread, but their combination generated excess spread in our opinion. On their own this would generally not cause too much concern, but the sum resulted in a larger than normal spread at the announcement of the deal. CBI management did a great job over the next several months of articulating the power of the proposed combined entity and justifying the merger. We became comfortable with management’s vision and ability to get shareholder approval and built a position throughout the second and third quarter of 2012.  Ultimately, the market began to mirror our view and the spread tightened with this holding resulting in an approximate 0.50% in profit for the Fund.  The next 2 deals that contributed significantly to performance took place in Canada and were intertwined:  Malaysia-based Petronas made a $5.6 billion bid for Progress Energy

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Resource Corp. and CNOOC Ltd. of China offered $15.1 billion for Canadian oil company Nexen Inc. The potential for foreign ownership of strategic Canadian energy assets led a series of complex issues for the deal. Adding pressure was the fact that a recent Canadian resource deal had been shuttered due to concerns over foreign ownership.  Canada has a nebulous rule under the Investment Canada Act which applies a “net-benefit” standard to companies involved in takeovers.  This process has never been clarified by the Canadian regulators, allowing it be applied differently for each takeover and at the whim of politics and other extraneous factors. Needless to say, both situations provided excellent rates of return due to the opaqueness of the process and we built early positions in both companies. We believed that both deals made sense from an economic point of view as these state-owned entities would help to inject the capital needed to develop Canada’s vast resources. Nexen executed a public relations campaign touting the benefits the transaction would provide to Canada as a whole as well as the local economies where they operated.  This was done to garner local support for the deal and head off any nationalistic noise that would ensue from the announcement. Seemingly out of nowhere, the Canadian Minister of Industry blocked the much less controversial Progress Energy transaction, citing its lack of “net benefit” to Canada.  Under the law, a company has 30 days to submit “remedies” to make the transaction a net benefit.  We viewed this move as a shot across the bow of both the Progress Energy deal and the much more controversial Nexen deal, which was battling the public perception of the “Chinese invading Canada”.  We reevaluated and ultimately increased our position following significant additional research which reaffirmed our original thesis. After much scrambling, the companies were able to make their case (likely with the promises of additional investment) and garner the approval they needed.  The Progress Energy deal closed in December with a gain of about 0.65% for the Fund.  Nexen was not quite finished.  Nexen next had to navigate the U.S. national security arm called CFIUS (Committee on Foreign Investment in the United States).  Nexen operated rigs in the Gulf of Mexico which were in close proximity to U.S. military interests.  Nexen obtained the approval after divesting their interests in these holdings.  The deal closed providing us approximately 0.60% in profit.

We were not involved in any “deal breaks” during this 10-month period.  One situation where we lost money was in our investment in Dell Inc. CEO Michael Dell, along with Silver Lake Partners, offered $13.65 per share or $23.6 billion to minority holders to take the company private.  This effort ran into problems after several large shareholders, including Southeastern Asset Management and Carl Icahn, protested the price citing values for the company in the low $20’s. As part of its merger agreement, Dell allowed the special committee to run a “go-shop” period where the company could solicit higher offers. During that period, Blackstone Group and Carl Icahn made proposals for the company of “at-least” $14.25 per share and $15 per share for 58% of the company, respectively.  The stock traded through the deal terms in anticipation of a higher offer.  Blackstone then bowed out of the process citing decreasing PC sales, causing the stock to fall below the offer price. Icahn and Southeastern have teamed up and are in the process of putting together a proposal to

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issue a $12 dividend and leave the shares of the company outstanding. This move down cost us about 0.11% of the Fund’s Net Asset Value. We still believe that the dissident group could force Dell and Silver Lake to increase its offer, but even if the deal closes at its initial price of $13.65 we should still stand to make a nice profit for the Fund.

Portfolio Review

During the first 10 months, we invested in approximately 75 different merger situations and experienced no deal breaks.  Our goal is to be fully invested at all times. We are heavily concentrated in North America as Europe continues to work through its problems, which is prohibiting deal volume from rebounding. Strategic deals continued to dominate the portfolio. There was a barrage of large deals in February where five deals alone accounted for $91 billion. Three transactions topped $20 billion, whereas only four deals surpassed the $20 billion mark in all of 2012. Warren Buffet’s Berkshire Hathaway teamed up with private equity firm 3G Capital to buy consumer food icon H.J. Heinz Co. for $28 billion. Liberty Global will buy Virgin Media for cash and stock valued at $23 billion and the aforementioned Dell Inc. buyout came in at $24 billion. Energy, healthcare, and technology continued to drive mergers and acquisitions throughout the year. The energy sector provided deals such as Freeport-McMoRan Copper & Gold’s $6.9 billion deal for Plains Exploration & Production Co. and its $3.4 billion deal for McMoRan Exploration.  In healthcare, McKesson Corp. agreed to purchase medical equipment company PSS World Medical for $2.1 billion and Aetna bought Coventry Health Care for $7.3 billion in cash and stock. Managed Care company Wellpoint paid $92 in cash per share, or $4.9 billion for Amerigroup. Technology consolidation continued with deals such as ASML Holding’s $2.6 billion deal for semiconductor chip maker Cymer Inc. and RedPrairie’s $2 billion deal for JDA Software.  Other large deals announced were ConAgra Foods $6.8 billion deal for private-brand food company Ralcorp and IntercontinentalExchange Inc.’s $8.2 billion purchase of NYSE Euronext. While large, $10 billion plus mergers are few and far between right now, we have continued to get steady deal flow in the $3-7 billion range that allows us to be near fully invested.

Outlook

Pick your poison – whether it was the presidential election, a shaky Eurozone, the “fiscal cliff”, sequestration, or the Cyprus bailout, there was no lack of excuses for the deal environment to dry up if it so desired.  Despite many of these headwinds, the mergers and acquisition market in the U.S. continued to hum along.  Global merger and acquisition activity in the quarter ending 3/31/13 reached $609 billion, up 10% from the same period last year. Activity was down or flat everywhere except in the U.S., where first quarter activity jumped 89% from a year ago to $269.8 billion. Europe continued to lag with total volume at $125.7 billion, down significantly from the comparable period last year.

Leveraged buyout activity continues to perplex us as deals in this space come in drips and drabs.  Cheap financing is abound and conditions are still favorable for leveraged

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buyouts, with banks willing to lend at attractive rates and an abundance of private equity money available. Private equity firms raised a substantial amount of capital in the 2007 and 2008 period with the stipulation that it be spent within 5 to 7 years or be returned to investors. Few would likely disagree that this money will probably be deployed rather than returned to investors. The debt markets are providing permissive forms of financing with “covenant lite” loans making their way back into the market. These types of loans carry fewer restrictions for the issuer and were used often during the last buyout boom.  These conditions bode well for an increase in activity over the next few years.

The pickup in activist investing and competitive bidding situations are areas that should help our business and should help drive higher returns. Shareholders are not deferring to company board recommendations on takeovers and are forcing higher prices for their shares, with the Dell situation being a prime example.  In addition, two situations were announced during the year that have been subject to competitive bids and have resulted in higher offers. Merz Pharmaceuticals topped Valeant Pharmaceuticals’ $350 million bid for Obagi Medical Products and Japan’s Softbank and Dish Networks are in a bidding war over Sprint. These types of competitive situations create outsized returns for the portfolio.

All of the ingredients are present for a boom in merger and acquisition activity. Interest rates remain low, allowing companies to borrow money cheaply and debt markets are still liquid.  There is still $3.5 billion in cash sitting on corporate balance sheets that needs to be put to work, or face activist investors that will force their hands. Although we have not gotten the explosion in takeover activity that we expected, we believe the large deals announced show renewed confidence to do transactions and that it will only be a matter of time before the dam breaks.  Takeover spreads continue to be priced above historical norms in relation to the risk-free rate, offering the potential for attractive rates of return for the portfolio. We remain quite optimistic for the merger arbitrage strategy over the balance of 2013.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in companies that are the subject of a publicly announced transaction carry the risk that the proposed or expected transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance. Investments in foreign securities involve greater volatility and political, economic and currency risks and difference in accounting methods. Investments in small and medium sized companies involve additional risks such as limited liquidity or greater volatility. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset

KELLNER MERGER FUND

Value of the Fund, and money borrowed will be subject to interest costs. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

The BoA Merrill Lynch 3-month Treasury Bill Index is an unmanaged index that measures returns of three-month Treasury Bills.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations. More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager’s due diligence requirements. Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies. Constituents of HFRX Indices are selected and weighted by the complex and robust process described above. The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics. In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 million) and meet the duration requirement (generally, a 24 month track record). These criteria may vary slightly by index.

One cannot invest directly in an index.

EBITDA is computed by subtracting cost of sales and operating expenses (but not amortization and/or depreciation, interest, and taxes) from total revenue. EBITDA figure is used usually as a measure of the financial performance of a firm with large capital, restructuring, or acquisition costs.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings, please refer to the Schedule of Investments included in this report.

The Kellner Merger Fund is distributed by Quasar Distributors, LLC.

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Comparison of the change in value of a $10,000 investment in the
Kellner Merger Fund – Class A shares vs the BofA Merrill Lynch
3-month Treasury Bill Index and the HFRX ED: Merger Arbitrage Index

Total Return:	Since Inception1
Kellner Merger Fund – Class A (with sales load)	-3.02%
Kellner Merger Fund – Class A (without sales load)	2.90%
Kellner Merger Fund – Institutional Class	3.20%
BofA Merrill Lynch 3-Month Treasury Bill Index	0.10%
HFRX ED: Merger Arbitrage Index	1.59%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 855-535-5637.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  Class A shares may be subject to a 5.75% front-end sales load.  Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain redemptions made within twelve months, following purchases of $1 million or more without an initial sales charge.  Performance data shown does not reflect the 2% redemption fee imposed on shares held for 30 days or less.  If it did,

KELLNER MERGER FUND

total returns would be reduced.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The BofA Merrill Lynch 3-month Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days.

The HFRX ED: Merger Arbitrage Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies.  Hedge Fund Research, Inc. (“HFR, Inc.”) employs the HFRX Methodology (UCITS compliant), a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices.  This methodology includes robust classification, cluster analysis, correlation analysis, advanced optimization and Monte Carlo simulations.  More specifically, the HFRX Methodology defines certain qualitative characteristics, such as: whether the fund is open to transparent fund investment and the satisfaction of the index manager's due diligence requirements.  Production of the HFRX Methodology results in a model output which selects funds that, when aggregated and weighted, have the highest statistical likelihood of producing a return series that is most representative of the reference universe of strategies.  Constituents of HFRX Indices are selected and weighted by the complex and robust process described above.  The model output constitutes a sub-set of strategies which are representative of a larger universe of hedge fund strategies, geographic constituencies or groupings of funds maintaining certain specific characteristics.  In order to be considered for inclusion in the HFRX Indices, a hedge fund must be currently open to new transparent investment, maintain a minimum asset size (typically $50 Million) and meet the duration requirement (generally, a 24 month track record).  These criteria may vary slightly by index.

1  The Fund commenced operations on June 29, 2012.

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EXPENSE EXAMPLE at April 30, 2013 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/12 – 4/30/13).

Actual Expenses

The first set of lines of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.75% and 1.50% per the operating expenses limitation agreement for the Kellner Merger Fund Class A and Institutional Class, respectively.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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EXPENSE EXAMPLE at April 30, 2013 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	11/1/12	4/30/13	11/1/12 – 4/30/13
Actual(2)
Class A	$1,000.00	$1,035.20	$13.07
Institutional Class	$1,000.00	$1,037.20	$11.82

Hypothetical (5% return
before expenses)(3)
Class A	$1,000.00	$1,011.95	$12.92
Institutional Class	$1,000.00	$1,013.19	$11.68

(1)
Expenses are equal to the Class A and Institutional Class shares’ annualized expense ratios of 2.59% and  2.34%, respectively, multiplied by the average account value over the period, multiplied by 181 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

(2)	Excluding interest expense and dividends on short positions, your actual expenses would be $8.83 and $7.58 for Class A and Institutional Class, respectively.
(3)	Excluding interest expense and dividends on short positions, your hypothetical expenses would be $8.75 and $7.50 for Class A and Institutional Class, respectively.

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SECTOR ALLOCATION OF PORTFOLIO ASSETS at April 30, 2013 (Unaudited)

Percentages represent market value as a percentage of total investments.

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SCHEDULE OF INVESTMENTS at April 30, 2013

Shares	COMMON STOCKS – 106.1%	Value
	Chemical Manufacturing – 0.5%
300	Life Technologies Corp. (a)	$22,107

	Computer and Electronic
	Product Manufacturing – 7.3%
23,330	Dell, Inc. (c)	312,622

	Credit Intermediation and Related Activities – 10.6%
25,300	First California Financial Group, Inc. (a)(c)	204,171
27,300	Hudson City Bancorp, Inc. (c)	226,863
2,251	Sterling Bancorp	25,391
		456,425
	Electronics and Appliance Stores – 1.4%
4,400	Hot Topic, Inc.	61,380

	Food Manufacturing – 10.4%
6,200	H.J. Heinz Co. (c)	449,004

	Food Products – 6.8%
18,300	DE Master Blenders 1753 NV (a)(b)	290,166

	Insurance Carriers and Related Activities – 19.3%
9,000	Alterra Capital Holdings Ltd. (b)(c)	292,950
10,200	Coventry Health Care, Inc. (c)	505,410
1,300	National Financial Partners Corp. (a)	32,942
		831,302
	Machinery Manufacturing – 8.2%
2,900	Gardner Denver, Inc. (c)	217,761
10,000	Met-Pro Corp.	134,000
		351,761
	Miscellaneous Manufacturing – 2.8%
4,700	WMS Industries, Inc. (a)(c)	119,286

	Oil and Gas Extraction – 8.3%
7,900	Plains Exploration & Production Co. (a)(c)	357,080

	Printing and Related Support Activities – 1.7%
4,000	American Greetings Corp. – Class A	73,760

	Professional, Scientific, and Technical Services – 2.1%
1,900	Arbitron, Inc. (c)	88,711

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS at April 30, 2013, Continued

Shares	COMMON STOCKS – 106.1% (Continued)	Value
	Securities, Commodity Contracts,
	and Other Financial Investments
	and Related Activities – 9.0%
14,283	Gain Capital Holdings, Inc.	$70,415
8,100	NYSE Euronext (c)	314,361
		384,776
	Telecommunications – 13.0%
5,000	Sprint Nextel Corp. (a)	35,250
10,700	Virgin Media, Inc. (c)	521,946
		557,196
	Transportation Equipment Manufacturing – 4.1%
10,000	EDAC Technologies Corp. (a)	177,200

	Waste Management and Remediation Services – 0.6%
5,900	EnergySolutions, Inc. (a)	24,367
	TOTAL COMMON STOCKS (Cost $4,384,992)	4,557,143

	SHORT-TERM INVESTMENTS – 2.4%
101,995	Fidelity Institutional Money Market
	Portfolio, Class I, 0.10% (d)	101,995
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $101,995)	101,995
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $4,486,987) – 108.4%	4,659,138
	Liabilities in Excess of Other Assets – (8.4)%	(362,160)
	NET ASSETS – 100.0%	$4,296,978

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of the security has been segregated for open short positions.
(d)	Rate shown is the 7-day annualized yield as of April 30, 2013.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF SECURITIES SOLD SHORT at April 30, 2013

Shares	COMMON STOCKS – 39.4%	Value
	Computer and Electronic
	Product Manufacturing – 0.5%
2,000	Intermec, Inc. (a)	$19,680

	Credit Intermediation and Related Activities – 9.9%
2,294	M&T Bank Corp.	229,859
6,137	PacWest Bancorp	170,179
2,842	Provident New York Bancorp	25,692
		425,730
	Insurance Carriers and Related Activities – 10.1%
3,962	Aetna, Inc.	227,577
388	Markel Corp. (a)	208,065
		435,642
	Mining (except Oil and Gas) – 3.7%
5,159	Freeport-McMoRan Copper & Gold, Inc.	156,988

	Other Information Services – 7.9%
2,763	Liberty Global, Inc. – Series A (a)	199,959
2,065	Liberty Global, Inc. – Series C (a)	139,697
		339,656
	Securities and Commodity Contracts
	Intermediation and Brokerage – 7.0%
5,709	FXCM, Inc. – Class A	77,357
1,379	IntercontinentalExchange, Inc. (a)	224,680
		302,037
	Telecommunications – 0.3%
298	DISH Network Corp. – Class A	11,679
	TOTAL COMMON STOCKS
	(Proceeds $1,545,543)	1,691,412
	TOTAL SECURITIES SOLD SHORT
	(Proceeds $1,545,543)	$1,691,412

(a)Non-income producing security.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES at April 30, 2013

ASSETS
Investments in securities, at value (identified cost $4,486,987)	$4,659,138
Deposit at broker	1,672,185
Receivables
Securities sold	101,220
Dividends and interest	31
Due from Advisor (Note 4)	12,924
Prepaid expenses	11,458
Total assets	6,456,956
LIABILITIES
Securities sold short (proceeds $1,545,543)	1,691,412
Payables
Securities purchased	123,613
Dividends on short positions	1,143
Payable to broker	293,091
Administration and fund accounting fees	15,712
Transfer agent fees and expenses	7,792
Audit fees	14,900
Chief Compliance Officer fee	2,000
Custody fees	688
Legal fees	1,949
Distribution fees	6,384
Reports to shareholders	1,008
Pricing fees	286
Total liabilities	2,159,978
NET ASSETS	$4,296,978
CALCULATION OF NET ASSET VALUE PER SHARE
Class A Shares
Net assets applicable to shares outstanding	$3,197,436
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	310,670
Net asset value and redemption price per share	$10.29
Maximum offering price per share (Net asset value per share divided by 94.25%)	$10.92
Institutional Class Shares
Net assets applicable to shares outstanding	$1,099,542
Shares issued and outstanding
[unlimited number of shares (par value $0.01) authorized]	106,616
Net asset value, offering and redemption price per share	$10.31
COMPONENTS OF NET ASSETS
Paid-in capital	$4,203,151
Accumulated net realized gain on investments	67,398
Net unrealized appreciation/(depreciation) on:
Investments and foreign currency	172,298
Securities sold short	(145,869)
Net assets	$4,296,978

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF OPERATIONS For the Period Ended April 30, 2013

June 29, 2012*
through
April 30, 2013
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $103)	$28,219
Interest	1,072
Total income	29,291
Expenses
Administration and fund accounting fees (Note 4)	78,293
Transfer agent fees and expenses (Note 4)	39,204
Advisory fees (Note 4)	34,924
Registration fees	29,039
Audit fees	14,900
Chief Compliance Officer fee (Note 4)	10,000
Distribution fees – Class A (Note 5)	6,384
Custody fees (Note 4)	5,886
Legal fees	5,000
Trustee fees	3,412
Miscellaneous	3,165
Printing and mailing expense	1,716
Pricing fees (Note 4)	1,265
Total expenses before dividends and interest on short positions	233,188
Dividends expense on short positions	15,144
Interest expense	5,245
Total expenses before reimbursement from Advisor	253,577
Less: expenses waived and reimbursed by Advisor (Note 4)	(184,895)
Net expenses	68,682
Net investment loss	(39,391)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) on transactions from:
Investments	164,117
Purchased options	(1,613)
Written options	1,617
Securities sold short	(57,332)
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency	172,298
Securities sold short	(145,869)
Net realized and unrealized gain on investments	133,218
Net Increase in Net Assets Resulting from Operations	$93,827

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

June 29, 2012*
through
April 30, 2013
NET INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(39,391)
Net realized gain/(loss) on transactions from:
Investments	164,121
Securities sold short	(57,332)
Net change in unrealized appreciation/(depreciation) on:
Investments and foreign currency	172,298
Securities sold short	(145,869)
Net increase in net assets resulting from operations	93,827
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares (a)	4,203,151
Total increase in net assets	4,296,978
NET ASSETS
Beginning of period	—
End of period	$4,296,978
Includes undistributed net investment income of	$—

(a)  A summary of share transactions is as follows:

	June 29, 2012*
	through
	April 30, 2013
	Shares	Paid-in Capital
Class A Shares
Shares sold	310,674	$3,109,266
Shares redeemed	(4)	(40)
Net increase	310,670	$3,109,226

	June 29, 2012*
	through
	April 30, 2013
	Shares	Paid-in Capital
Institutional Class Shares
Shares sold	106,616	$1,093,925
Net increase	106,616	$1,093,925

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

STATEMENT OF CASH FLOWS For the Period Ended April 30, 2013*

Increase/(decrease) in cash —
Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$93,827
Adjustments to reconcile net increase/(decrease) in
net assets from operations to net cash used in operating activities:
Purchases of investments	(10,741,511)
Proceeds for dispositions of investment securities	6,519,022
Purchase of short-term investments, net	(101,995)
Increase in deposits at broker	(1,672,185)
Increase in dividends and interest receivable	(31)
Increase in receivable for securities sold	(101,220)
Increase in due from Advisor	(12,924)
Increase in prepaid expenses and other assets	(11,458)
Increase in due to broker/custodian	293,091
Increase in proceeds on securities sold short	1,691,412
Increase in payable for securities purchased	123,613
Increase in payable for dividends on short positions	1,143
Increase in accrued administration fees	15,712
Increase in distribution fees	6,384
Increase in custody fees	688
Increase in transfer agent expenses	7,792
Increase in other accrued expenses	20,143
Unrealized appreciation on securities	(172,151)
Net realized gain on investments	(162,503)
Net cash used in operating activities	(4,203,151)

Cash flows from financing activities:
Proceeds from shares sold	4,203,191
Payment on shares redeemed	(40)
Net cash provided by financing activities	4,203,151
Net increase in cash	—
Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Cash paid for interest	$5,245

* The Fund commenced operations on June 29, 2012.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

	Class A Shares		Institutional Class Shares
	June 29, 2012*		June 29, 2012*
	through		through
	April 30, 2013		April 30, 2013
Net asset value, beginning of period	$10.00		$10.00
Income from investment operations:
Net investment loss^	(0.12)		(0.06)
Net realized and unrealized gain on investments	0.41		0.37
Total from investment operations	0.29		0.31
Net asset value, end of period	$10.29		$10.31

Total return	2.90	%+	3.20	%+

Ratios/supplemental data:
Net assets, end of period (thousands)	$3,197		$1,100
Ratio of expenses to average net assets:
Before expense reimbursement	9.23	%++	7.50	%++
After expense reimbursement	2.50	%++	2.04	%++
Ratio of expenses excluding interest expense
and dividends on short positions to average net assets:
Before expense reimbursement	8.48	%++	6.96	%++
After expense reimbursement	1.75	%++	1.50	%++
Ratio of net investment loss to average net assets:
Before expense reimbursement	(8.20	%)++	(6.18	%)++
After expense reimbursement	(1.47	%)++	(0.72	%)++
Portfolio turnover rate	37.59	%+	37.59	%+

*	Commencement of operations.
^	Based on average shares outstanding.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013

NOTE 1 – ORGANIZATION

The Kellner Merger Fund (the “Fund”) is a non-diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.  The investment objective of the Fund is to seek to achieve positive risk-adjusted returns with less volatility than in the equity markets.  The Fund commenced operations on June 29, 2012.  The Fund offers Class A and Institutional Class shares.  Class A shares are subject to a maximum sales load of 5.75%.  The sales load charged decreases depending on the amount invested.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

D.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

E.
Redemption Fees: The Fund charges a 2% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  The Fund retained no redemption fees during the period ended April 30, 2013.

F.
Leverage and Short Sales: The Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.

A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short. In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

G.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the period ended April 30, 2013, the Fund made the following permanent tax adjustments on the statement of assets and liabilities:

Undistributed Net	Accumulated Net
Investment Income/(Loss)	Realized Gain/(Loss)
$39,391	$(39,391)

H.
Derivatives:  The Fund has adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

The Fund may utilize options for hedging purposes as well as direct investment. Some options strategies, including buying puts, tend to hedge the Fund’s investments against price fluctuations. Other strategies, such as writing puts and calls and buying calls, tend to increase market exposure. Options contracts may be combined with each other in order to adjust the risk and return characteristics of the Fund’s overall strategy in a manner deemed appropriate to the Advisor and consistent with the Fund’s investment objective and policies. When a call or put option is written, an amount equal to the premium received is recorded as a liability. The liability is marked-to-market daily to reflect the current fair value of the written option. When a written option expires, a gain is realized in the amount of the premium originally received. If a closing purchase contract is entered into, a gain or loss is realized in the amount of the original premium less the cost of the closing transaction. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which is purchased upon the exercise of the option.

With options, there is minimal counterparty credit risk to the Fund since the options are covered or secured, which means that the Fund will own the underlying security or, to the extent they do not hold such a security, will maintain a segregated account with the Fund’s custodian consisting of cash or high quality liquid securities equal to the market value of the option, marked to market daily.

Options purchased are recorded as investments and marked-to-market daily to reflect the current fair value of the option contract. If an option purchased expires, a loss is realized in the amount of the cost of the option contract. If a closing transaction is entered into, a gain or loss is realized to the extent that the proceeds from the sale are greater or less than the cost of the option. If a purchase put option is exercised, a gain or loss is realized from the sale of the underlying security by adjusting the proceeds from such sale by the amount of the premium originally paid. If a purchased call option is exercised, the cost of the security purchased upon exercise is increased by the premium originally paid.

The effect of derivative instruments on the statement of operations for the period ended April 30, 2013 is as follows:

	Location of Gain/(Loss)
Derivative Type	on Derivatives Recognized in Income	Value
Equity Contract	Realized loss on purchased options	$(1,613)
Equity Contract	Realized gain on written options	1,617

The average monthly market values of purchased and written options during the period ended April 30, 2013 for the Fund was $109 and $1,028, respectively.

Transactions in written options contracts for the period ended April 30, 2013, are as follows:

	Contracts	Premiums Received
Beginning Balance	—	$—
Options written	(99)	(3,722)
Options closed	99	3,722
Options expired	—	—
Options exercised	—	—
Outstanding at April 30, 2013	—	$—

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

I.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of April 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

Options: Listed options that are actively traded are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Fund’s securities as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support	$24,367	$—	$—	$24,367
Finance and Insurance	1,672,503	—	—	1,672,503
Information	557,196	—	—	557,196
Manufacturing	1,795,906	—	—	1,795,906
Mining, Quarrying, and Oil
and Gas Extraction	357,080	—	—	357,080
Professional, Scientific and
Technical Services	88,711	—	—	88,711
Retail Trade	61,380	—	—	61,380
Total Common Stocks	4,557,143	—	—	4,557,143
Short-Term Investments	101,995	—	—	101,995
Total Investments in Securities	$4,659,138	$—	$—	$4,659,138
Securities Sold Short	$(1,691,412)	$—	$—	$(1,691,412)

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at April 30, 2013, the end of the reporting period.  During the period ended April 30, 2013, the Fund recognized no significant transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the period ended April 30, 2013.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the period ended April 30, 2013, Kellner Management, L.P. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 1.25% based upon the average daily net assets of the Fund. For the period ended April 30, 2013, the Fund incurred $34,924 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding Acquired Fund Fees and Expenses, interest, taxes, interest and dividends on securities sold short, and extraordinary expenses) to 1.75% and 1.50% of average daily net assets for Class A shares and Institutional Class shares, respectively.

Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on the Fund’s expenses. The Advisor is permitted to be reimbursed for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the period ended April 30, 2013, the Advisor reduced its fees in the amount of $184,895; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2016	$184,895

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “Transfer Agent”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator.

For the period ended April 30, 2013, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$78,293
Transfer agency (a)	30,063
Custody	5,886
Chief Compliance Officer	10,000
(a) Does not include out-of-pocket expenses.

At April 30, 2013, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees, and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$15,712
Transfer agency (a)	5,999
Chief Compliance Officer	2,000
Custody	688
(a) Does not include out-of-pocket expenses.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class A shares. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the period ended April 30, 2013, the Fund incurred distribution expenses of $6,384 for the Class A shares pursuant to the Plan.

NOTE 6 – SECURITIES TRANSACTIONS

For the period ended April 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $10,741,511 and $6,519,022, respectively.

KELLNER MERGER FUND

NOTES TO FINANCIAL STATEMENTS at April 30, 2013, Continued

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred.

The Fund made no distributions during the period ended April 30, 2013.

As of April 30, 2013, the components of capital on a tax basis were as follows:

Cost of investments (a)	$4,491,766
Gross unrealized appreciation	205,230
Gross unrealized depreciation	(37,711)
Net unrealized appreciation	167,519
Undistributed ordinary income	72,177
Undistributed long-term capital gain	—
Total distributable earnings	72,177
Other accumulated gains/(losses)	(145,869)
Total accumulated earnings/(losses)	$93,827

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales and straddle losses.

KELLNER MERGER FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of
Kellner Merger Fund

We have audited the accompanying statement of assets and liabilities of Kellner Merger Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of April 30, 2013, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period June 29, 2012 (commencement of operations) to April 30, 2013.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Kellner Merger Fund, as of April 30, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period June 29, 2012 to April 30, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
June 25, 2013

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees(1)
		Term		Number of
		of Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length	Principal	Complex	Held
Name, Address	Held with	of Time	Occupation During	Overseen by	During Past
and Age	the Trust	Served	Past Five Years	Trustee(2)	Five Years
Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 76)		term	Financial Consultant		Advisors Series
615 E. Michigan Street		since	and former Executive		Trust (for series
Milwaukee, WI 53202		February	Vice President and		not affiliated
		1997.	Chief Operating		with the Funds);
			Officer of ICI Mutual		Trustee, The
			Insurance Company		Forward Funds
			(until January 1997).		(34 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 78)		term	President, Hotchkis and		Advisors Series
615 E. Michigan Street		since	Wiley Funds (mutual		Trust (for series
Milwaukee, WI 53202		May	funds) (1985 to 1993).		not affiliated
		2002.			with the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 73)		term	Senior Vice President,		Advisors Series
615 E. Michigan Street		since	Federal Home Loan		Trust (for series
Milwaukee, WI 53202		February	Bank of San Francisco.		not affiliated
		1997.			with the Funds).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 65)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC		Trust (for series
Milwaukee, WI 53202		September	(May 1991 to present).		not affiliated
		2008.			with the Funds).

KELLNER MERGER FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Officers

Term of Office
Name, Address	Position Held	and Length	Principal Occupation
and Age	with the Trust	of Time Served	During Past Five Years
Joe D. Redwine	Chairman and	Indefinite term since	President, CEO, U.S. Bancorp
(age 65)	Chief Executive	September 2007.	Fund Services, LLC
615 E. Michigan Street	Officer		(May 1991 to present).
Milwaukee, WI 53202

Douglas G. Hess	President and	Indefinite term since	Senior Vice President,
(age 45)	Principal	June 2003.	Compliance and Administration,
615 E. Michigan Street	Executive Officer		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202			(March 1997 to present).

Cheryl L. King	Treasurer and	Indefinite term since	Vice President, Compliance and
(age 51)	Principal	December 2007.	Administration, U.S. Bancorp
615 E. Michigan Street	Financial Officer		Fund Services, LLC
Milwaukee, WI 53202			(October 1998 to present).

Michael L. Ceccato	Vice President,	Indefinite term since	Senior Vice President,
(age 55)	Chief Compliance	September 2009.	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Officer and		(February 2008 to present);
Milwaukee, WI 53202	AML Officer		General Counsel/Controller,
Steinhafels, Inc. (September 1995
to February 2008).

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite term since	Senior Vice President and
(age 48)		June 2007.	Counsel, U.S. Bancorp Fund
615 E. Michigan Street			Services, LLC (May 2006 to
Milwaukee, WI 53202			present); Senior Counsel, Wells
Fargo Funds Management, LLC
(May 2005 to May 2006); Senior
Counsel, Strong Financial
Corporation (January 2002 to
April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of April 30, 2013, the Trust is comprised of 38 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 855-535-5637.

KELLNER MERGER FUND

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 855-KELLNER (855-535-5637) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

KELLNER MERGER FUND

NOTICE TO SHAREHOLDERS at April 30, 2013 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 855-KELLNER (855-535-5637) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 855-KELLNER (855-535-5637).  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 855-KELLNER (855-535-5637).

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KELLNER MERGER FUND

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Kellner Management, L.P.
900 Third Avenue, Suite 1000
New York, New York 10022

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call 1-855-535-5637.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 4/30/2013
Audit Fees	$11,900
Audit-Related Fees	N/A
Tax Fees	$3,000
All Other Fees	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

FYE 4/30/2013
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 4/30/2013
Registrant	N/A
Registrant’s Investment Adviser	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   7/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date   7/3/13

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   7/3/13

* Print the name and title of each signing officer under his or her signature.